UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01639

Engex, Inc.

(Exact name of registrant as specified in charter)

44 Wall Street, 2nd Floor, New York, NY 10005

(Address of principal executive offices) (Zip code)

CT Corporation, 111 Eight Avenue, New York, New York 10011

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-495-4200

Date of fiscal year end: September 30

Date of reporting period: December 31, 2016

(UNAUDITED)

Item 1.	Schedule of Investments December 31, 2016

	NUMBER OF SHARES/ FACE AMOUNT	FAIR VALUE
MARKETABLE SECURITIES: COMMON STOCK (88.8%)*
Biotechnology (88.8%)*
Enzo Biochem, Inc.**	1,216,196 shs	$ 8,440,400
MiMedx Group, Inc.**	229,292 shs	$ 2,033,820
MRI Interventions, Inc. ** , ***	12,344 shs	$ 37,032
		$10,511,252
Technology (0.0%)*
Silverstar Holdings Ltd.**	51,600 shs	$ 36

Gaming Industry (0.0%)*
American Vantage Companies**	474,500 shs	$ 0

TOTAL COMMON STOCK (COST,$9,305,687)		$10,511,288

FIXED INCOME (0.8%) **

Biotechnology (0.8%)
MRI Interventions, Inc. 3.5% Note due 2020 (COST $30,200)***	$138,512	$ 92,642

TOTAL INVESTMENTS IN MARKETABLE SECURITIES (COST – $ 9,335,887)		$10,603,930

Healthcare Industry (8.5%)**
Comprehensive Geriatric Medicine P.C. Unit (Consisting of a 12% Convertible Promissory Note and Option****), (COST $1,000,000)	1	$ 1,000,000
TECHNOLOGY (0%)**
Taply, Inc. Series A Preferred (COST, $1,200,000)	1,000,000	$ 0

TOTAL PRIVATE INVESTMENTS (COST – $1,200,000)		$ 1,000,000

TOTAL INVESTMENTS IN SECURITIES (COST $10,535,887)		$11,603,930

*	The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
**	Non-income-producing securities.
***	Formerly, Surgivision, Inc.
****	Promissory Note due August 25, 2017. Option expires August 25, 2021.

(UNAUDITED)

FAIR VALUE MEASUREMENTS

Investments in securities are carried at fair value. Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment.

Fair Value Measurements - The applicable accounting pronouncement on fair value measurements clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of the fair value measurements. Under the pronouncement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The most significant element of the fair value standard is the development of a three-level fair value hierarchy. The three levels of the hierarchy and the material input considerations are as follows:

Fair Value Hierarchy

Level 1 Inputs – include unadjusted quoted prices for identical investments or liabilities in active markets. An active market is defined as a market in which transactions for the investment or liability occur with sufficient frequency and volume to provide reliable pricing information on an ongoing basis.

Level 2 Inputs – inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Fund.

Level 3 Inputs – valuations are based on unobservable inputs which include option-pricing models using historical volatility, the Fund’s own data or assumptions as a multiple of earnings or discounted cash flow, projections and forecasts made available to the Fund by the private investment entities and other similar financial and operational information not available to, or observable by, the public domain.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. Advisors uses judgment in determining fair value of assets and liabilities and Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets or liabilities.

Investments are classified within Level 3 of the fair value hierarchy because they trade infrequently (or not at all) and therefore have little or no readily available pricing information. Private investments are classified within Level 3 of the fair value hierarchy. Management’s estimate of the fair value of private investments is based on most recent information provided by the management of the investee companies, including but not limited to, financial statements and most recent capital financing transactions.

When a pricing model is used to value Level 3 investments, inputs to the model are adjusted when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalization and other transactions, offering in the equity or debt capital markets, and changes in financial ratios or cash flows.

(UNAUDITED)

A summary of the inputs used as of December 31, 2016 in valuing each of the Fund’s assets were:

	Level 1 - Quoted prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total Fair Value at Dec., 31, 2016
Common Stock:
American Vantage Companies*	$--	$--	$--	$--
Enzo Biochem, Inc. **	8,440,400	--	--	8,440,400
MRI Interventions, Inc.	37,032	--	--	37,032
MiMedx Group, Inc.	2,033,820	--	--	2,033,820
Silverstar Holdings Ltd.	--	36	--	36

Total Investments in Common Stock	$10,511,252	$36	$--	$10,511,288

Private Investments:
Taply, Inc. Series A Preferred	$--	$--	$--	$--
Comprehensive Geriatric Medicine P.C. Unit	$--	$--	$1,000,000	$1,000,000

Total Investments in Private Securities	$--	$--	$1,000,000	$1,000,000

Fixed Income:
MRI Interventions, Inc. Note***	$--	$--	$92,642	$92,642

Total Fixed Income	$--	$--	$92,642	$92,642

Total Investment in Securities	$10,511,252	$36	$1,092,642	$11,603,930

*	American Vantage Companies has no ascertainable value and is valued at $0.

**	The Chairman is a shareholder of Enzo Biochem, Inc. In addition, one of the members of the Board of Directors of the Fund is also a member of the Board of Directors of Enzo Biochem, Inc.

***	MRI Interventions, Inc. Note – Face amount of $138,512, with interest at 3.5% and 10-year maturity term. The Fund will receive a single payment of $186,991 ($138,512 plus $48,479 accrued interest; payment is expected in 2020). The $186,991 payment has been present valued at an appropriate, risk adjusted rate of 20%.

UNAUDITED

The following table sets forth the changes in fair value measurements attributable to Level 3 investments during the year ended December 31, 2016:

	Beginning Balance Sept. 30, 2016	Net Purchases (Sales and Settlements)	Realized Gains (Losses)	Total Change In Unrealized Appreciation/ (Depreciation)	Transfers In (Out) Of Level 3	Ending Balance Dec. 31, 2016	Total Unrealized Appreciation (Depreciation) for securities held at year end
Common Stock:
American Vantage
Companies	$--	$--	$--	$--	$--	$--	$(918,762)
Fixed Income:
MRI Interventions,
Inc., Note	88,526	--	--	4,116	--	92,642	62,442
Private Investments:
Taply, Inc. Series A Preferred	--	--	--	--	--	--	(200,000)
Comprehensive Geriatric Medicine P.C. Unit	$1,000,000	$--	$--	$--	$--	$1,000,000	$0
TOTAL	$1,088,526	$0	$0	$4,116	$--	$1,092,642	$(1,056,320)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized as Level 3 of the fair value hierarchy as of September 30, 2016:

	Fair Value	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Assets (at fair value) Fixed income	$88,526	Discounted cash flow model	Discount Rate	20%

Private Investments	$1,000,000	Market approach	Transactions Price	N/A

When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to the present value of the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely, decreases in the discount rate can significantly increase the fair value of an investment.

Fair value measurement. The investment in Comprehensive Geriatric Medicine PC Unit was made on August 25, 2016, and was valued by the Fund as of its year end on September 30, 2016. During the period from August 25, 2016 to December 31, 2016, there were no material changes in the business or financial condition of Comprehensive Geriatric Medicine, PC. The original investment was based on an arms-length negotiated price with Comprehensive Geriatric Medicine, PC and its management. Therefore, the Fund disclosed the valuation at total price paid of $1,000,000 (see also FAIR VALUE MEASUREMENT; Level 3 Inputs).

Item 2. Controls and Procedures.

(a) Registrant's principal executive and principal financial officers agree that Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the 1940 Act, are effective, based on their evaluation of these controls and procedures, as required by Rule 30a-3(b), within 90 days of the filling date of this report.

(b) During the Registrant's last fiscal quarter, there were no changes in its internal controls over financial reporting that materially affected, or are likely to materially affect, the Registrant's internal controls over financial reporting.

Item 3. Exhibits.

(1)       Certification of principal executive officer

(2)       Certification of principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Engex, Inc.

By:	/s/ J. Morton Davis J. Morton Davis, President

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. Morton Davis J. Morton Davis, President

Date: February 22, 2017

By:	/s/ J. Michael Siciliano Michael Siciliano, Treasurer

Date: February 22, 2017